MFAM Global Opportunities Fund

MFAM Mid-Cap Growth Fund

(each, a “Fund”)

Each a series of The RBB Fund, Inc.

(the “Company”)

Supplement Dated October 7, 2021 to the

Summary Prospectuses, Statutory Prospectus, and Statement of Additional Information (“SAI”),

each dated December 31, 2020, as supplemented

This supplement provides new and additional information beyond that contained in the Summary Prospectuses, Statutory Prospectus, and SAI, and should be read in conjunction with those documents.

The Board of Directors of the Company approved converting each Fund into an exchange-traded fund (“ETF”) by the reorganization of each Fund into a corresponding ETF, as listed below. Each ETF will be a newly created series of the Company.

Fund		ETF
MFAM Global Opportunities Fund	→	MFAM Global Opportunities ETF
MFAM Mid-Cap Growth Fund	→	MFAM Mid-Cap Growth ETF

There will be no change to each Fund’s investment objective, investment strategies or portfolio management as a result of the reorganizations.

Further information with respect to the reorganizations will be mailed before the consummation of the reorganizations to holders of each Fund’s shares as of the record date.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.